UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2017
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FIBROCELL SCIENCE, INC.
(Exact Name of Registrant as Specified in its Charter)
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DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341
(Address of principal executive offices and zip code)

(484) 713-6000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 8, 2017, the Board of Directors (the “Board”) of Fibrocell Science, Inc. (the “Company”) appointed Lisa A. Embon, age 53, as Vice President of Corporate Accounting and Controller of the Company and designated her as the Company’s principal financial officer and principal accounting officer, effective immediately.

The appointment of Ms. Embon is made pursuant to an engagement agreement with AC Lordi (“AC Lordi”), dated as of May 8, 2017 and an accompanying addendum (collectively, the “Engagement Letter”). Pursuant to the terms of the Engagement Letter, AC Lordi assigned the services of Ms. Embon to the Company to, among other things, assume the responsibilities of Vice President of Corporate Accounting and Controller of the Company, serve as the Company’s principal financial officer and principal accounting officer, assume the responsibilities for the accounting operations of the Company and execute documents on behalf of the Company as directed by the Chief Executive Officer of the Company and/or the Board. The Company expects to pay AC Lordi an estimated $37,000 per month for Ms. Embon’s services. In addition, the Company will reimburse AC Lordi for any reasonable, service-related and out-of-pocket travel expenses incurred by Ms. Embon in the course of her service with the Company. The Engagement Letter may be terminated by either party upon 30 days’ prior written notice.

Ms. Embon has served as a consultant to the Company through AC Lordi since September 2009. Ms. Embon joined AC Lordi in 2003 and became a Principal, Accounting Services of AC Lordi in 2015. Prior to her work with the Company, Ms. Embon provided audit and business advisory services to companies ranging from private start-ups to multinational corporations in the life sciences, manufacturing and healthcare industries. Ms. Embon held key accounting positions for AC Lordi clients, including SEC Reporting Manager, Director of Accounting & Finance, and Controller. Prior to joining AC Lordi, Ms. Embon worked at PricewaterhouseCoopers, LLC from 1986 to 1993. Ms. Embon earned a B.A. in Business Administration from Gettysburg College.

The Engagement Letter is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the terms of the Engagement Letter is qualified in its entirety by reference to such exhibit.

There are no family relationships between Ms. Embon and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Engagement Letter, dated May 8, 2017, by and between Fibrocell Science, Inc. and AC Lordi

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Fibrocell Science, Inc.
By:	/s/ John M. Maslowski
John M. Maslowski
Chief Executive Officer
Date: May 9, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Engagement Letter, dated May 8, 2017, by and between Fibrocell Science, Inc. and AC Lordi